Exhibit 10.2

AMENDMENT NUMBER 2 TO PURCHASE AGREEMENT

March 10, 2008

       Reference is hereby made to that certain Purchase Agreement, dated as of February 11, 2008, by and among MoneyGram International, Inc., a Delaware corporation (the “Company”), and the Investors party thereto, as amended on March 8, 2008 (as so amended, the “Purchase Agreement”). All terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

       1. The Company and each of the Investors hereby agree that the Purchase Agreement shall be amended to reflect the terms set forth in Exhibit A hereto.

       2. The Company hereby acknowledges and agrees that paragraph 1 of the Amendment to Purchase Agreement dated March 8, 2008, by and among the Company and the Investors shall remain in full force and effect as if the Purchase Agreement were not amended by this amendment. Accordingly, the Company further hereby acknowledges and agrees that the Company shall not assert, claim or otherwise take a position that the Investors are obligated to close under the Purchase Agreement, notwithstanding any events that occur, or the Company’s ability to satisfy any conditions referenced in such paragraph 1 of such Amendment to Purchase Agreement, after March 8, 2008.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned has executed this agreement on the date first written above.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ Philip W. Milne
Name: Philip W. Milne
Title: President and Chief Executive Officer

[Signature Page to Amendment to Purchase Agreement]

THOMAS H. LEE EQUITY FUND VI, L.P.

By: THL EQUITY ADVISORS VI, LLC,
its general partner

By: /s/ Seth W. Lawry
Name: Seth W. Lawry
Title: Managing Director

THOMAS H. LEE PARALLEL FUND VI, L.P.

By: THL EQUITY ADVISORS VI, LLC
its general partner

By: /s/ Seth W. Lawry
Name: Seth W. Lawry
Title: Managing Director

THOMAS H. LEE PARALLEL (DT) FUND VI,
L.P.

By: THL EQUITY ADVISORS VI, LLC
its general partner

By: /s/ Seth W. Lawry
Name: Seth W. Lawry
Title: Managing Director

[Signature Page to Amendment to Purchase Agreement]

GS CAPITAL PARTNERS VI FUND,
L.P.

By: GSCP VI Advisors, L.L.C.
its General Partner

By: /s/ Bradley Gross
Name: Bradley Gross
Title: Managing Director

GS CAPITAL PARTNERS VI
OFFSHORE FUND, L.P.

By: GSCP VI Offshore Advisors, L.L.C.
its General Partner

By: /s/ Bradley Gross
Name: Bradley Gross
Title: Managing Director

GS CAPITAL PARTNERS VI GmbH &
Co. KG

By: GS Advisors VI, L.L.C.
its Managing Limited Partner

By: /s/ Bradley Gross
Name: Bradley Gross
Title: Managing Director

[Signature Page to Amendment to Purchase Agreement]

GS CAPITAL PARTNERS VI
PARALLEL, L.P.

By: GS Advisors VI, L.L.C.
its General Partner

By: /s/ Bradley Gross
Name: Bradley Gross
Title: Managing Director

GSMP V ONSHORE US, LTD.

By: /s/ Bradley Gross
Name: Bradley Gross
Title: Managing Director

GSMP V OFFSHORE US, LTD.

By: /s/ Bradley Gross
Name: Bradley Gross
Title: Managing Director

GSMP V INSTITUTIONAL US, LTD.

By: /s/ Bradley Gross
Name: Bradley Gross
Title: Managing Director

[Signature Page to Amendment to Purchase Agreement]

Exhibit A

The Purchase Agreement shall be amended to incorporate the following terms:

Equity Investment:	•	$760,000,000, in the aggregate, of Series B Preferred Stock
and Series B-1 Preferred Stock at Closing, without
adjustment. No Temporary Security Units will be issued or
acquired, and no Exchange will be required

Series B and B-1	The terms of the Series B Preferred Stock and Series B-1
Preferred:	Preferred Stock shall be modified as follows:
	•	Conversion Price (as defined in Series B Certificate and
Series B-1 Certificate) shall initially be $2.50
	•	In circumstances where the Company is required to pay cash
dividends pursuant to the Series B Certificate and Series B-1
Certificate but fails to do so, the Dividend Rates shall be
15% rather than 12.5%.
	•	Series B Preferred Stock shall have voting rights initially
representing 9.9% of the outstanding post-Closing voting
stock of the Company through June 15, 2008 (or such earlier
date as all applicable state regulatory approvals for THL’s
acquisition of control of the Company shall have been
obtained) (June 15, 2008 or such earlier date, the “Voting
Date”). The 9.9% shall increase prior to the Voting Date to
the extent permitted by applicable state regulatory laws.
From and after the Voting Date, the voting rights shall be as currently set forth in the Series B Certificate and the Series
B-1 Certificate. The Company shall agree not to take or
permit to occur any stockholder vote (or action by written
consent) on any matter with a record date prior to the Voting
Date, except to the extent required by law. If required by
law to have a record date that is earlier than the Voting Date, then the Voting Date shall occur no later than immediately
prior to such record date.
	•	At Closing, the Investors shall have (i) the right to designate two directors and (ii) at the option of the Investors, shall also be entitled to designate a majority of the directors at any time after Closing
	•	The Series B Certificate and the Series B-1 Certificate shall be amended to include the negative control provisions of the
Series C Preferred Certificate through the Voting Date

Closing Conditions:	The Closing under the Purchase Agreement, as amended to
reflect the terms of this Term Sheet, shall be subject to the following conditions:
• NYSE shall have confirmed in writing that the Rule
312.05 exception to the stockholder vote requirement is
available for this transaction, and the 10-day notice
period contemplated thereby shall have passed
• The Company shall have raised $50 million of additional
debt financing, over and above that contemplated by the
Purchase Agreement, on terms acceptable to the
Investors in their sole discretion.
• Other closing conditions that are mutually acceptable to
the Investors and the Company, each acting in their sole
discretion.

The Purchase Agreement, as amended to reflect the terms of this
Term Sheet, shall contain such other terms and conditions not set forth herein as shall be mutually acceptable to the Investors and the Company, each acting in their sole discretion.

The Company and the Investors agree that each shall not
challenge or dispute any action or decision taken by the other that, under the Purchase Agreement, such other party is entitled to take in its sole discretion.

Go Shop:	The Go-Shop Period shall be extended through the Closing.

Termination:	Section 5.1(a) shall be revised to state that the Purchase
Agreement can be terminated by mutual consent of the Company and the Investors, or by either the Investors or the Company in either’s sole discretion if they are unable to agree upon mutually acceptable terms, closing conditions and definitive
documentation on or prior to March 14, 2008. References in the
Agreement to “March 13” shall be changed to “March 25.”

Expenses:	• On March 10, 2008, the Company shall pay to the Investors
as an advance for unreimbursed out-of-pocket transaction
expenses, $3,690,000. If the Closing does not occur, the
Investors shall repay to the Company the excess, if any, of
such amount over actual out-of-pocket expenses incurred by
the Investors through the termination of the Purchase
Agreement or reasonably expected to be incurred by them
pursuant to last bullet point in this section.
• On the Closing Date (or the earlier termination of the
Purchase Agreement), Company shall reimburse the
Investors for unreimbursed out-of-pocket transaction
expenses incurred prior thereto

• The Company shall reimburse the Investors upon demand for
unreimbursed out-of-pocket expenses incurred by them after
the Closing Date or after termination of the Purchase
Agreement in connection with negotiation, execution,
delivery, performance, consummation or termination of the
Purchase Agreement (including, without limitation, in
connection with obtaining regulatory approvals)

Director Approval:	The Company shall confirm that the directors of the Company
received fairness opinions, dated as of March 10, 2008, in the form contemplated by Section 2.2(s) of the Purchase Agreement with respect to the transaction contemplated hereby and that the
Company’s directors unanimously approved the transaction
contemplated hereby. The Company’s directors shall
unanimously approve the amendment to the Purchase Agreement
contemplated by this Term Sheet and, at the time of such
amendment, receive updated fairness opinions in the form
contemplated by Section 2.2(s) of the Purchase Agreement.